Exhibit 10.28D

AMENDMENT NO. 1 TO AND WAIVER UNDER THE FIFTH AMENDED AND

RESTATED CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of January 13, 2012

AMENDMENT NO. 1 TO AND WAIVER UNDER THE FIFTH AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors and the Bank Parties listed on the signature pages hereto.

PRELIMINARY STATEMENTS

(1) WHEREAS, the Borrower is party to a Fifth Amended and Restated Credit and Reimbursement Agreement dated as of July 29, 2010 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Subsidiary Guarantors, Citicorp USA, Inc., as Administrative Agent (the “Agent”) and the other Bank Parties, agents and arrangers party thereto; and

(2) WHEREAS, the Borrower, the Subsidiary Guarantors and the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Clauses (iii) and (iv) of Section 5.09(a) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(iii) the Borrower may declare and make Restricted Payments if, after giving effect thereto, the aggregate of all Restricted Payments declared or made subsequent to September 30, 2011 (pursuant to this Section 5.09(a)(iii)) does not exceed the sum of (x) $486,000,000 plus (y) the Net Cash Proceeds received by the Borrower from Equity Issuances made from and after the Amendment and Restatement Effective Date plus (z) 30% (or, if such amount is a loss, minus 100%) of an amount equal to Adjusted Parent Operating Cash Flow less Corporate Charges for the period from October 1, 2011 through the last day of the fiscal quarter of the Borrower then most recently ended for which financial statements were required to be delivered to the Agent pursuant to Section 5.01(a) or (b) (treated for this purpose as a single accounting period);

(iv) [reserved];”

SECTION 2. Waivers with respect to Eastern Bankruptcy. The Borrower and the Required Banks agree as follows (and the Required Banks waive any provision of the Financing Documents solely to the extent necessary to reflect such agreement):

(a) For the avoidance of any doubt, neither AES New York or any if its Subsidiaries is a Material AES Entity on the date hereof and any case or proceeding of the type described in Section 6.01(g) or (h) of the Credit Agreement with respect to AES New York or any if its Subsidiaries (an “Eastern Bankruptcy”) shall not constitute a Default;

(b) the Borrower shall not be required to deliver separate consolidated financial statements of AES New York pursuant to Section 5.01 of the Credit Agreement to the extent that such financial statements are not or cannot be prepared as a consequence of an Eastern Bankruptcy;

(c) any requirement that bankruptcy court approval be obtained for the exercise of remedies under the Financing Documents against AES New York or any of its subsidiaries or against any investment by the Borrower or its Subsidiaries in AES New York or any if its Subsidiaries shall not constitute a Default under or breach of a representation or warranty made or deemed made under the Financing Documents;

(d) any liquidation or other termination of the existence of AES New York or any if its Subsidiaries as a consequence of an Eastern Bankruptcy shall not constitute a Default under or breach of a representation or warranty made or deemed made under the Financing Documents;

(e) any debtor-in-possession or other financing obtained by AES New York or any if its Subsidiaries and related Liens approved by the bankruptcy court for an Eastern Bankruptcy shall not constitute a Default under or breach of a representation or warranty made or deemed made under the Financing Documents; provided, however, that no such financing shall be secured by Liens on any of the Collateral; and

(f) any sale of assets by AES New York or any if its Subsidiaries approved by the bankruptcy court for an Eastern Bankruptcy shall not constitute a Default under or breach of a representation or warranty made or deemed made under the Financing Documents.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which:

(a) the Agent shall have received counterparts of this Amendment executed by the Borrower, each of the Subsidiary Guarantors and the Required Banks, or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment; and

(b) the Agent shall have received payment of all accrued fees and expenses of the Bank Parties (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof).

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:

(a) The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b) After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 5. Reference to and Effect on the Financing Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 6. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment

SECTION 10. Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Agent’s counsel and other out-of-pocket expenses related hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:
Title:
	Address:	4300 Wilson Boulevard Arlington, VA 22203
	Fax:	(703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,
as Subsidiary Guarantor

By:
Title:
Address:
Fax:

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:
Title:
Address:
Fax:

AES OKLAHOMA HOLDINGS, L.L.C., as Subsidiary Guarantor

By:
Title:
Address:
Fax:

AES WARRIOR RUN FUNDING, L.L.C., as Subsidiary Guarantor

By:
Title:
Address:
Fax:

[INSERT NAME OF BANK], as a Bank

By:
Name:
Title: